UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2018

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)

437 Madison Avenue, New York, NY (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Omnicom Group Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 22, 2018 in New York, New York. At the Annual Meeting, the Company’s shareholders (i) elected 11 individuals to the Board of Directors (the “Board”), (ii) approved an advisory resolution to approve executive compensation, (iii) ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018, and (iv) approved a shareholder proposal regarding the ownership threshold for calling special shareholder meetings. The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2018 (the “Proxy Statement”).

(b)           Proposal 1

The Company’s shareholders elected 11 individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	185,491,120	5,011,847	475,267	13,705,955
Alan R. Batkin	190,065,543	788,675	124,015	13,705,955
Mary C. Choksi	189,526,773	1,334,725	116,736	13,705,955
Robert Charles Clark	183,641,595	7,214,612	122,027	13,705,955
Leonard S. Coleman, Jr.	181,207,461	9,644,964	125,808	13,705,955
Susan S. Denison	184,561,662	6,301,170	115,402	13,705,955
Ronnie S. Hawkins	190,610,281	249,944	118,009	13,705,955
Deborah J. Kissire	190,675,191	203,331	99,712	13,705,955
Gracia C. Martore	190,651,821	210,707	115,706	13,705,955
Linda Johnson Rice	185,565,983	5,334,404	77,847	13,705,955
Valerie M. Williams	190,619,284	246,053	112,897	13,705,955

Proposal 2

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
166,197,995	24,621,048	158,930	13,706,216

Proposal 3

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions
200,873,793	3,739,777	70,619

Proposal 4

The Company’s shareholders approved a shareholder proposal regarding the ownership threshold for calling special shareholder meetings.

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,895,851	94,665,067	417,054	13,706,216

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: May 24, 2018
	By:	/s/ Michael J. O’Brien
	Name:	Michael J. O’Brien
	Title:	Senior Vice President, General Counsel, and Secretary